                   [HOLOPAK TECHNOLOGIES, INC. LETTERHEAD]



August 28, 1996


TO STOCKHOLDERS OF
HOLOPAK TECHNOLOGIES, INC.:

This notice is being sent to the stockholders of HoloPak Technologies, Inc. (the "Company") to correct an error that appeared in the Company's Notice of Annual Meeting of Stockholders dated August 26, 1996, the Company's Proxy Statement dated August 26, 1996 and the accompanying Proxy Card (collectively, the "Proxy Materials") that were recently mailed to you in connection with the Company's Annual Meeting of Stockholders to be held on September 20, 1996 (the "Annual Meeting"). The Board of Directors of the Company has fixed the number of directors to be elected at the Annual Meeting at seven directors, not eight directors as previously stated in the Proxy Materials. The seven persons that have been nominated for election by the Board of Directors are Robert J. Simon, Robert E. Coghan, John J. Collins, Michael S. Mathews, Cheryl A. Mills, Courtney M. Price and Brian Kelly.

ENCLOSED IS A CORRECTED PROXY CARD AND ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. EACH STOCKHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

Your proxy vote is important. Accordingly, the Company asks you to complete, sign and return the accompanying corrected proxy (the "Corrected Proxy") whether or not you plan to attend the Annual Meeting. Even if you have already returned the proxy card that was previously provided to you (the "Prior Proxy"), please complete, sign and return the accompanying Corrected Proxy. Upon receipt of the Corrected Proxy, the Prior Proxy will be deemed revoked. If you do not complete a Corrected Proxy, the shares represented by the Prior Proxy will be voted in accordance with the instructions thereon, provided however that with regard to the election of directors, the shares represented by the Prior Proxy will only be voted for or withheld from being voted as to the election of Robert J. Simon, Robert E. Coghan, John J. Collins, Brian Kelly, Michael S. Mathews, Cheryl A. Mills and Courtney M. Price.

We apologize for the inconvenience and thank you in advance for your cooperation.
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PROXY                                                                      PROXY
                           HOLOPAK TECHNOLOGIES, INC.
               ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 20, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints ROBERT J. SIMON and DAVID W. JAFFIN, and each of them, jointly and severally, proxies, with full power of substitution, to vote, as designated below and on the reverse side hereof, all shares of Common Stock which the undersigned is entitled to vote on the election of directors, the proposal on the reverse side hereof and on all other matters which may come before the 1996 Annual Meeting of Stockholders of HoloPak Technologies, Inc. or any adjournment thereof.

    The shares represented by this Proxy, duly executed, will be voted. If instructions are given in the spaces below and on the reverse side hereof, the shares will be voted in accordance therewith; if instructions are not given, the shares will be voted for the election of the directors named in Proposal 1 below and in favor of Proposal 2 set forth on the reverse side hereof.

1. ELECTION OF DIRECTORS.     FOR all nominees listed / /        WITHHOLD AUTHORITY to vote for / /
                              (except as marked to               all nominees listed below
                              the contrary)


    (Robert J. Simon, Robert E. Coghan, John J. Collins, Brian Kelly, Michael S. Mathews, Cheryl A. Mills and Courtney M. Price)


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
              LINE THROUGH THAT NOMINEE'S NAME IN THE LIST ABOVE.)

                                    (Continued and to be signed on reverse side)

2. PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP.
    FOR / /          AGAINST / /          ABSTAIN / /

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                                                          Dated:

                                         ---------------------------------, 1996

                                         ---------------------------------[SEAL]
                                               Signature

                                               ---------------------------------
                                               Signature if held jointly